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                        AIM INVESTMENT SECURITIES FUNDS

                       AIM LIMITED MATURITY TREASURY FUND

                              INSTITUTIONAL CLASS


                        Supplement dated October 2, 1998
                   to the Prospectus dated November 28, 1997


        The following paragraph replaces in its entirety the paragraph under the caption "MANAGEMENT OF THE TRUST - Portfolio Management" on page 12 of the prospectus:

"PORTFOLIO MANAGEMENT.

        AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Fund. AIM's investment staff consists of approximately 125 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team who are primarily responsible for the day-to-day management of the Fund are Scot W. Johnson, Karen Dunn Kelley and Marcel S. Theriot. Mr. Johnson is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, and has been responsible for the Fund since 1998. He has been associated with AIM since 1994 and has been an investment professional since 1994. Prior to 1994 he attended Vanderbilt University. Ms. Kelley is Senior Vice President of AIM Capital; Vice President of AIM and of the Trust; and has been responsible for the Fund since 1992. Ms. Kelley has been associated with AIM since 1989 and has a total of 15 years of experience as an investment professional. Mr. Theriot is an investment officer of AIM Capital and has been responsible for the Fund since 1998. He has been associated with AIM and/or its subsidiaries since 1994 and has been an investment professional since 1994. Prior to 1994 he was a Service Marketing Representative with Van Kampen American Capital Asset Management, Inc."